

EXACTUS

HEMP-DERIVED CBD

FROM THE BEST GENETICS TO THE BEST PRODUCTS

SEED-TO-CONSUMER CHAIN OF CUSTODY

OTCQB: EXDI

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements. Such forward-looking statements include those that express plans, anticipation, intent, contingency, goals, targets for future development and/or otherwise are not statements of historical fact. These forward-looking statements are based on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown that could cause actual results and developments to differ materially from those expressed or implied in such statements. Such risks and uncertainties include, but are not limited to, the impact of competitive products, regulatory uncertainty, the risk that our products could be regulated or banned by the US Food and Drug Administration, the ability to meet customer demand, supply or product, production and processing delays, the ability to manage growth, acquisitions of technology, equipment, or human resources, the ability to access new capital, the effect of economic business conditions, and the ability to attract and retain skilled personnel. We are not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

This presentation is for informational purposes and nothing contained herein is an offer to sell or a solicitation of an offer to buy any securities, and may not be relied upon in connection with the purchase or sale of any security. Any offering or solicitation will be made only to qualified prospective investors pursuant to an offering memorandum and subscription documents, all of which should be read in their entirety.

Our Mission

CORE VALUES

- Our mission is to become the most trusted name in the hemp-derived CBD market, setting the standards of quality and transparency.
- We are focused on developing and producing hemp derived products for human and animal consumption.
- Our products are grown from certified genetics, organically farmed, and manufactured in cGMP certified facilities.
- All products are laboratory tested and provide full traceability from cultivation to end consumer product.

MARKET FACTS

- Cannabinoids (e.g. CBD, CBG, CBN) are chemical compounds present in hemp plants that act on the endocannabinoid system, a biological system in the human body which aids in the regulation of various physiological and cognitive processes.
- Cannabidiol, or "CBD", and other cannabinoids are sometimes believed to have a medical impact on various human and animal health conditions
- THC is commonly associated with the euphoric effects of consuming marijuana.
- Unlike THC, according to the World Health Origination's 2017 report, CBD produces no significant psychoactive effects

CORPORATE OVERVIEW

Operating Goals

- Private Label and Exactus Branded Hemp-Derived CBD Products
- Majority Interest in 200 Acre Industrial Hemp Farm
- Assisting Medical and Health-Care Professionals with Hemp Derived Education and Products
- Pharmacy Sales of Hemp Derived Consumables Planned
- Sponsored CBD Research and Clinical Studies Planned

OTC-QB SYMBOL:"EXDI"

- Fully reporting and current in all SEC filings
- 34,431,265 fully diluted shares outstanding as of May 17, 2019



USA HEMP/CBD MARKET OPPORTUNITY

$367M

2017 – Sales of $367M and expected to be >$500M in 2018*

2018 – Hemp derived CBD market growth outpacing all other cannabinoids

The US market for Hemp represents a massive opportunity to early movers and innovators

The Brightfield Group estimates the total CBD market will be at ~$22B in 2022

- Growth in specialty retailers will double in the same time frame to 28%
- Practitioner distribution will grow 4x and account for 20% of all sales

~60%

Most common product use is liquid, tincture ~60% in 2018

THE EXACTUS ADVANTAGE



Master Development and Supply Agreement

- Partnered with Ceed2Med, our largest shareholder, for dedicated supply of biomass, genetics, isolate/distillate for branded and white label products.
- Guaranteed 2,500 kilograms annually



Exactus Products

- Full spectrum whole plant extract and isolate used in all our products
- Increasing revenue opportunity with expanding product lines
- Tinctures, topicals, soft gels, and edibles



200 Acres of Farmland in Southwest Oregon

- Acquired majority interest in two 100 acre industrial hemp farms
- Seed genetics developed by Oregon CBD
- Previous successful crop harvests
- Vertically integrated through commercialization to consumer product through Ceed2Med

EXCLUSIVE MANUFACTURING AND DEVELOPMENT PARTNERSHIP

Multi year Master Supply and Development Agreement

High margins

Access to existing and future customer relationships

Seed genetics, farming, processing, manufacturing, testing and distribution expertise

All stages of production to the highest cGMP, food grade standards
- Ability to tack and trace every unit back to the farm
- Seed to sale chain of custody
- Product liability insurance

Superior biomass for production of isolate/distillate in dedicated facilities
- Sufficient capacity to fulfill contract for 2,500 kilos annually

Owned and leased domestic and international farming by Ceed2Med
- Over 20,000 kg of active cannabinoids produced in 2018

Exactus Branded Products

- Full spectrum whole plant extract and isolate
- Trusted quality assurance through third party lab testing & cGMP for all of our CBD products
- Full traceability from seed all the way to the finished product


EXACTUS
Terpene Rich
Hemp Extract Oil


Full
Spectrum
Hemp
Extract
Oil
EXACTUS

EXACTUS

SEED TO SALE TRACKING


Certified Genetics
Organic Cultivation
Harvest
GMP Extraction
GMP Manufacturing
Test and Analysis
Transportation
Compliance
Retailer
Consumer

EXACTUS

200 Acre Industrial Hemp Farm



Planning & Preparation

- Irrigation & soil preparations are complete
- Planting crews and equipment in place
- All seeds have successfully sprouted and are currently being transplanted into the fields for final rooting.

Farming techniques

- Organic
- Unique drying technology
- Scientific principles to maximize CBD concentration and biomass quality for successful production of crude
- All-natural processes and products

Production & Manufacturing

- Delivery of raw materials (isolate and distillate) began in April 2019 thus launching the start of product development
- Extraction and manufacturing are done through farming partners

The Company is investigating a broad number of proprietary CBD derived products and technology applications for introduction into the marketplace over the next several quarters.

Scalar Exactus One World Fairness Opinion

The Assumptions

- The applied revenue multiple was tested in the revenue multiple terminal value approach, with an average revenue multiple of 3.5x
- The high growth rate was tested in the H-Model terminal value approach, with an average high growth rate of 24.9%
- The long-term growth rate was tested in the perpetuity growth terminal value approach, with an average long-term growth rate of 3.0%
- Finished product revenue opportunity significantly greater than enterprise value

Scalar's Analysis - Enterprise Value Range [1]



$31,050,000
Valuation implied by Purchase Consideration
Revenue Multiple Terminal Value
H-Model Terminal Value
Perpetual Growth Terminal Value
$ in millions
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
Scalar

1) The chart above represents various enterprise values for EOW based on differing valuation approaches and assumptions. There are three versions of the discounted cash flow approach which utilized different terminal values. Each terminal value is described above. [Source: Scalar fairness opinion 5/1/2019]

INVESTMENT HIGHLIGHTS

Leading the development of industry quality standards

Quality built into every product
- Every product is lab tested
- COAs provided

Multiple distribution channels
- Healthcare
- Retail
- E-Commerce
- White label

$1 million initial purchase
- Exactus branded products
  - Tinctures
  - Topicals
  - Edibles
  - Soft Gel Capsules

Master Product Development and Supply Agreement provides existing relationships with farmers, manufacturers, and distributors for multiple growth opportunities

Majority ownership in 200 acre industrial hemp farm

Numerous SKU's available to meet growing consumer demand

Exactus CBD is derived by using whole hemp plant extract by cryogenic extraction
- All products contain <0.3%THC and are non-psychoactive
- All products compliant with section 7606 of the 2014 US Farm Bill

EXACTUS

MANAGEMENT



PHILIP J YOUNG

CHAIRMAN AND CEO

- 20+ years Executive Management, CEO of public Biotech/Pharma Companies
- Built Commercial teams and managed product launches of >$300M
- President and Chief Executive Officer and Director for AmpliPhi Biosciences from October 2011 through December 2014
- CEO & Director of Osteologix, a company developing therapies for bone disease from 2007-2013
- CBO & EVP of Insmed, the developer of novel, transformational therapies that target rare diseases
- Genentech and Gilead Sciences



EMILIANO ALOI

PRESIDENT & SENIOR ADVISOR

- Co-founder of Ceed2Med, LLC
- Vice President, Strategic Development and Director, Strategic Development, GenCanna Global
- Agro-industrial Supply and Market Development Professional
- Co-sponsored research programs for Stevia and Aloe Vera in 2012
- Co-developed Algae biomass project for Loma Negra in 2011
- Dedicated to creating supply solutions and promoting product/market development of industrial hemp products and derivatives, from genetics to finished product



ANDREW L. JOHNSON

CHIEF STRATEGY OFFICER

- 10+ years of Wall Street experience
- Director of Investor Relations at ChromaDex Inc. from 2014 to 2018
  - Successfully uplisted company from OTC to Nasdaq
  - Significantly increased institutional ownership
- Director of Outreach at Alliance Advisors, an investor relations consulting firm from 2013 to 2014
- Institutional Equity Sales at Sidoti & Company from 2011 to 2013

ADVISORY BOARD



TROY RHONEMUS

SENIOR ADVISOR

- Senior Director of Operations at Bolt Treads, Inc.
- COO & EVP at ChromaDex from 2014 to 2018
  - Grew the company's ingredient business from $2.5mm to $16.3mm
  - Sold the Analytical Service business to Covance for $7.5mm
  - Transitioned company from an ingredient company to a consumer products company with the launch of TRU NIAGEN
- Truvia® Business Process Manager at Cargill Health & Nutrition from 2010 to 2013
  - Developed a global sourcing strategy, reduced costs by 20%
- Truvia® Technology Manager at Cargill Health & Nutrition from 2007 to 2010
  - Built and scaled a process to producTruvia® from leaf to final product.



EMILIANO ALOI

PRESIDENT & SENIOR ADVISOR

- Co-founder of Ceed2Med, LLC
- Vice President, Strategic Development and Director, Strategic Development, GenCanna Global
- Agro-industrial Supply and Market Development Professional
- Co-sponsored research programs for Stevia and Aloe Vera in 2012
- Co-developed Algae biomass project for Loma Negra in 2011
- Dedicated to creating supply solutions and promoting product/market development of industrial hemp products and derivatives, from genetics to finished product

BOARD OF DIRECTORS

JONATHAN GILBERT

Executive Chairman

- Founder and CEO of Scythian Biosciences, Inc. from 2014 through May of 2018.
- Scythian Biosciences, Inc. is a publicly-traded research and development company focusing on the prevention and treatment of concussions and traumatic brain injury with its proprietary Cannabinoid combination, as well as strategic investments and partnerships across cultivation, distribution and retail of legal cannabis.

JOHN PRICE

Independent Director

- John Price currently serves as Chief Financial Officer, Treasurer and Secretary of SCWorx Corp., a publicly-traded provider of data normalization, application interoperability and big data analytics within the healthcare provider market.
- Previously, Mr. Price was Chief Financial Officer of MusclePharm Corporation, a publicly-traded nutritional supplement company.

JEFFREY THOMPSON

Independent Director

- Jeffrey Thompson founded Red Cat Propware Inc., a provider of cloud-based analytics, storage, and services for drone aircraft, in 2016 and is currently its CEO and sole Director.
- In December 1999 he founded Towerstream Corp. Towerstream Corp. became a publicly traded company on the NASDAQ in June 2007, when Mr. Thompson was President, Chief Executive Officer and a Director.

KEVIN J. ESVAL

Independent Director

- Kevin J. Esval has served as Executive Managing Director and CCO of VelocityHealth Securities since founding the company in 2000. Mr. Esval has significant industry and investment banking experienced in most sectors of health care including specialty pharmaceuticals & generics, health care services, health care IT, diagnostics, biotechnology, and other sectors.
- Previously, Mr. Esval served as a divisional SVP and COO for UnitedHealth Group (NYSE: UNH), one of the largest health care services companies in the world with annual revenues exceeding $200 billion.

KENNETH E. PUZDER

Director

- Kenneth E. Puzder serves as Chief Financial Officer of Ceed2Med. In addition, from December of 2014 to the present, he has served as the co-founder, Managing Member, and CFO of the Lukens Group, LLC.
- From 2003 through 2006, he served as Chief Financial Officer of AFA Service Corporation (a sister company to ARG), VP for Accounting and Finance or Arby's Restaurant Group, Inc., and Regional Controller or RTM, Inc. (a subsidiary of ARG). From August of 2000 through April of 2003, Mr. Puzder was with Panera Bread Company.

2019 MILESTONES

Q1, 2019

Ceed2Med Master Supply and Development Agreement executed. Recapitalization and Board of Director Appointments.

Q1, 2019

Majority ownership in 200 acre industrial hemp farm & $1 million purchase order.

Q2, 2019

Continue the build out of the commercial team. E-commerce platform launch. Begin order fulfilment.

Q2, 2019

Initiate FDA regulatory readiness framework. Prep fields, plant seeds and transplant seedlings to the fields.

Q3, 2019

First harvest of flower. Upon eligibility seek NASDAQ uplisting. International distribution initiatives to begin.

Q4, 2019

Harvest, complete drying and initiate extraction. Complete FDA regulatory readiness review.

EXACTUS

SUMMARY



- Majority ownership in Exactus One World's two 100 acre industrial hemp farms
- Third party valuation of Exactus One World's estimated enterprise value of $31,050,000
- $1,000,000 purchase order for inventory
- Clean balance sheet and cap table
- Successfully raised over $4,000,000 through family and friends

EXACTUS

From The Seed To The Final Product, Only
The Highest Standards.

Leading The Way.

Raising The Bar.

For further information contact:
Philip Young, Chief Executive Officer
Email pyoung@exactusinc.com

Andrew Johnson, Chief Strategy Officer
Email ajohnson@exactusinc.com

